             As filed with the Securities and Exchange Commission
                                on May 27, 1998

                                         Registration No. 333-_____

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                          BANYAN SYSTEMS INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)



            MASSACHUSETTS                                04-2798394
  (State or Other Jurisdiction of                     (I.R.S. Employer
   Incorporation or Organization)                 Identification Number)


120 FLANDERS ROAD, WESTBORO, MASSACHUSETTS                  01581
 (Address of Principal Executive Offices)                (Zip Code)


                           1992 STOCK INCENTIVE PLAN
                           (Full Title of the Plan)

                              MARK G. BORDEN, ESQ.
                               HALE AND DORR LLP
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109
                    (Name and Address of Agent For Service)

                                (617) 526-6000
         (Telephone Number, Including Area Code, of Agent For Service)

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                        CALCULATION OF REGISTRATION FEE

==========================================================================================
                                          PROPOSED          PROPOSED
TITLE OF SECURITIES     AMOUNT TO         MAXIMUM           MAXIMUM
 TO BE REGISTERED          BE          OFFERING PRICE      AGGREGATE          AMOUNT OF
                       REGISTERED        PER SHARE      OFFERING PRICE    REGISTRATION FEE
------------------------------------------------------------------------------------------
  Common Stock          800,000           $8.09(1)       $6,475,000(1)         $1,911
 $.01 par value
==========================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on May 26, 1998 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933, as amended.


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                    Statement of Incorporation by Reference
                    ---------------------------------------

     This Registration Statement on Form S-8 incorporates by reference the contents of (i) PART I and (ii) PART II, Items 3, 4, 6, 7, 8 and 9, of the Registration Statement on Form S-8, File No. 33-50862, filed by the Registrant on August 14, 1992 relating to the Registrant's 1992 Stock Incentive Plan.


     Item 5.  Interests of Named Experts and Counsel
              --------------------------------------

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westboro, Massachusetts on the 27th day of May, 1998.


                                    BANYAN SYSTEMS INCORPORATED



                                    By: /s/ William P. Ferry
                                       -----------------------------------------
                                        William P. Ferry
                                        President and
                                        Chief Executive Officer



                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Banyan Systems Incorporated, hereby severally constitute William P. Ferry, Richard M. Spaulding and Mark G. Borden, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Banyan Systems Incorporated to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                        Date
-----------                        -----                        ----
/s/ William P. Ferry               President, Chief          May 27, 1998
---------------------------        Executive Officer and
William P. Ferry                   Director (Principal
                                   Executive Officer)

/s/ Richard M. Spaulding           Vice President and        May 27, 1998
---------------------------        Chief
Richard M. Spaulding               Financial Officer and
                                   Treasurer (Principal
                                   Financial Officer and
                                   Principal Accounting
                                   Officer)

/s/ G. Leonard Baker, Jr.          Director                  May 27, 1998
---------------------------
G. Leonard Baker, Jr.


/s/ John F. Burton                 Director                  May 27, 1998
---------------------------
John F. Burton


/s/ David C. Mahoney               Director                  May 27, 1998
---------------------------
David C. Mahoney


/s/ Fontaine K. Richardson         Director                  May 27, 1998
---------------------------
Fontaine K. Richardson


/s/ David N. Strohm                Director                  May 27, 1998
---------------------------
David N. Strohm


/s/ Robert M. Wadsworth            Director                  May 27, 1998
---------------------------
Robert M. Wadsworth


                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number         Description
-------        -----------
  4/(1)/       Specimen Certificate for shares of Common Stock, $.01 par
               value per share, of the Registrant

  5            Opinion of Hale and Dorr LLP

  10           1992 Stock Incentive Plan, as amended

  23.1         Consent of Hale and Dorr LLP (included in Exhibit 5.1)

  23.2         Consent of Coopers & Lybrand L.L.P.

  24 Power of Attorney (included on the signature page of this Registration Statement)


------------------------

(1) Incorporated herein by reference from the Registrant's Registration Statement on Form S-1 (File No. 33-49194).